COMMISSION AGREEMENT
                     BETWEEN ALDEBURGH, LLC. AND LMIC, INC.


This agreement is entered into between Aldeburgh, LLC, incorporated in Delaware, with main office at 12400 Ellen Court, Silver Spring, MD 20904 ("Aldeburgh"), and LMIC, INC., incorporated in Delaware, with main office at 6435 Virginia Manor Road, Beltsville, MD. 20705 ("LMIC").

The following outlines the fees and payments to be paid by LMIC to Aldeburgh in consideration for Aldeburgh providing LMIC with the exclusive right (subject to LMIC's satisfactory performance) to manufacture or otherwise provide cell phones and related accessories for GSR Mobile, LLC ("GSR Mobile") under the terms of a production services agreement dated January 24, 2005 between Aldeburgh and LMIC, as the same may hereafter be amended by Aldeburgh and LMIC (the "Production Agreement"). The parties acknowledge that Aldeburgh and GSR Mobile have entered into a separate agreement for manufacture and sale of goods, dated January 21, 2005 (the "GSR Agreement").

In consideration for Aldeburgh providing LMIC with the opportunity to fill, as supplier, GSR Mobile's requirements under the GSR Agreement, LMIC shall will pay, in accordance with the schedule set forth below, the following consideration (the "Fees").

Fees will be paid to the below enclosed bank account as per the below schedule.

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         Payment Commission                   Amount to be Paid                         Conditions
-----------------------------------------------------------------------------------------------------------------
Deposit - 5th business day            $  50,000.00                        Upon receipt of executed purchase
                                                                          order from GSR Mobile for 200,000
                                                                          cell phones

-----------------------------------------------------------------------------------------------------------------
Second Payment - 5th business day     $ 150,000.00 and                    Upon receipt of Letter of Credit
                                      200,000 shares of Common Stock      (L/C) in favor of LMIC and in
                                                                          acceptable form from GSR Mobile
                                                                          confirming the first order.
-----------------------------------------------------------------------------------------------------------------
Third Payment - 5th business day      $100,000                            Upon GSR Mobile's acceptance of the
                                                                          first shipment.
-----------------------------------------------------------------------------------------------------------------

If within 30 days of receipt of $50,000.00, LMIC does not receive the Letter of Credit from GSR Mobile, LMIC will inform Aldeburgh and Aldeburgh will either cause GSR Mobile to deliver the Letter of Credit within 5 days or refund LMIC the $50,000.00 deposit by wire transfer by such date.

Additional shares of LMIC Common Stock will be issued to Aldeburgh as additional orders for cell phones are processed. The amount of shares issued will be calculated at the rate of one share of LMIC Common Stock for each cell phone sold, and issued within five (5) business days after receipt of Letter of Credit for each of the new orders. In no event, however, shall the aggregate number of shares of LMIC Common Stock issuable to Aldeburgh under this Agreement exceed 1,000,000 shares of Common Stock.

LMIC agrees to file a registration statement on Form SB-2 or other appropriate form for registering securities to register for resale under the Securities Act of 1933, as amended, the initial 200,000 shares and the maximum 800,000 shares of Common Stock for potential future issuance; which registration statement shall be filed with the SEC not later than 30 days following the second payment made under the above schedule.

This Agreement is a commercial transaction concluded in accordance with the Delaware rules of banking and financial activity and this rule is to be used for all questions regarding preparations, interpretation, legal fulfillment, and any other questions in regard to this contract, including ordinary norms of honesty, confidentiality adopted by the State of Maryland and also temporary suspension because of Force-Majeure circumstances.

Specially Relevant National or Blocked Person. This Agreement shall, in all respects, comply with laws of the United States including the requirements relating to sources of funds, and nature and destination of products and neither party will be acting directly or indirectly, for or on behalf of any person, group, entity or national named by any Executive Order of the United States Treasury Department as a terrorist, "Specially Relevant National and Blocked Person", or other banned or blocked person, group, entity, national or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control and neither party is engaged in this transaction or transactions arising there from directly or indirectly on behalf of or instigating or facilitating this transaction directly or indirectly on behalf of such person, group, entity or nation. A first party hereto shall defend and indemnify a second party hereto and its members and officers from and against any and all claims, risks, liabilities and expenses (including attorneys' fees and costs).

In case of any dispute regarding any aspect of this Agreement that cannot be resolved by mutual agreement, the Parties agree to submit the matter to final and binding arbitration before the American Arbitration Association in Washington, D.C. The decision of the arbitrators shall be final and binding upon the parties and may be enforced in any court of competent jurisdiction. In case of breach, claim or controversy, the laws of the State of Delaware law will apply. It is hereby understood and agreed by and between all parties and signatories to this agreement that any and/or all facsimile transmissions of this document are considered to be original and are legal and binding instruments. Therefore the signatories hereto are irrevocably bound and committed to adhere to the terms and conditions set forth. This agreement shall be binding on the parties hereunder signed, their successors and assignees. The undersigned agree to notify the other party by facsimile or other express mail prior to a request for any contract and upon reaching of an agreement and/or contract terms of any kind. In the event of breach of contract, United States of America, and State of Delaware law and Jurisdiction will apply to this agreement.

The beneficiaries will be responsible for all costs resulting from the wire transfers into the respective accounts. Fees will be paid to the below enclosed bank account as per the below schedule.

All notices and payments to Aldeburgh under this Agreement shall be made and paid as follows:


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Company                            Aldeburgh, LLC
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Address                            12400 Ellen Court
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Email                              Karen@aldeburgh-ltd.com
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Tel                                240-645-6043
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Banking Details:                   Branch Banking & Trust (BB&T)
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Account Number:                    5154502787
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Routing Number (ABA):              055003308
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Bank Officer                       Sonia Elles
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Bank's Phone Number                301-220-1122
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Bank's Fax Number                  301-220-2697
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IN WITNESS WHEREOF, each of LMIC and Aldeburgh have executed this Agreement this
25th day of January 2005.

LMIC, INC.                                       ALDEBURGH, LLC


----------------------                           ----------------------
Luis Negrete                                     Karen J. Sander
President                                        Vice President
LMIC, Inc.                                       Aldeburgh, LLC.
January 25, 2005                                 January 25, 2005